                                                                    Exhibit 10.5


                   SCOTT CABLE COMMUNICATIONS, INC., as Issuer

                                       AND

                         FLEET NATIONAL BANK, as Trustee

                            ------------------------

                                    INDENTURE

                          Dated as of December 18, 1996

                            ------------------------

                                   $49,500,000

          15% Senior Subordinated Pay-in-Kind Notes due March 18, 2002

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture dated as of December 18, 1996

Trust Indenture Act                                              Indenture
       Section                                                    Section
-------------------                                              ---------
  310(a)(1)....................................................  7.10
     (a)(2)....................................................  7.10
     (a)(3)....................................................  N.A.
     (a)(4)....................................................  N.A.
     (a)(5)....................................................  7.10
     (b).......................................................  7.8; 7.10; 13.2
     (c).......................................................  N.A.
  311(a).......................................................  7.11
     (b).......................................................  7.11
     (c).......................................................  N.A.
  312(a).......................................................  2.5
     (b).......................................................  13.3
     (c).......................................................  13.3
  313(a).......................................................  7.6
     (b)(1)....................................................  N.A.
     (b)(2)....................................................  7.6
     (c).......................................................  7.6; 13.2
     (d).......................................................  7.6
  314(a).......................................................  4.10; 13.2
     (b).......................................................  N.A.
     (c)(1)....................................................  7.2; 13.4
     (c)(2)....................................................  7.2; 13.4
     (c)(3)....................................................  N.A.
     (d).......................................................  N.A.
     (e).......................................................  11.5
     (f).......................................................  N.A.
  315(a).......................................................  7.1(b)
     (b).......................................................  7.5; 13.2
     (c).......................................................  7.1(a)
     (d).......................................................  7.1(c)
     (e).......................................................  6.11
  316(a)(last sentence)........................................  2.9
     (a)(1)(A).................................................  6.5

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

     (a)(1)(B).................................................  6.4
     (a)(2)....................................................  N.A.
     (b).......................................................  6.7
  317(a)(1)....................................................  6.8
     (a)(2)....................................................  6.9
     (b).......................................................  2.4
  318(a) ......................................................  13.1
     (c).......................................................  13.1

----------
N.A. means Not Applicable

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                               TABLE OF CONTENT(1)

                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.1.  Definitions..............................................  1
      Section 1.2.  Incorporation by Reference of TIA........................ 14
      Section 1.3.  Time Periods............................................. 14
      Section 1.4.  References............................................... 15
      Section 1.5.  Issuer's Knowledge....................................... 15

                                   ARTICLE II

                                 THE SECURITIES

      Section 2.1.  Form and Dating.......................................... 15
      Section 2.2.  Execution and Authentication............................. 15
      Section 2.3.  Registrar and Paying Agent............................... 17
      Section 2.4.  Paying Agent To Hold Assets in Trust..................... 17
      Section 2.5.  Securityholder Lists..................................... 18
      Section 2.6.  Transfer and Exchange............................... .... 18
      Section 2.7.  Replacement Securities................................... 18
      Section 2.8.  Outstanding Securities................................... 19
      Section 2.9.  Treasury Securities...................................... 19
      Section 2.10. Cancellation............................................. 19
      Section 2.11. Defaulted Interest....................................... 20
      Section 2.12. CUSIP Number............................................. 20

                                   ARTICLE III

                                   REDEMPTION

      Section 3.1.  Right of Redemption and Notices to Trustee............... 20

----------
(1) Note: This Table of Contents, shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Section 3.2.  Selection of Securities To Be Redeemed................... 21
      Section 3.3.  Notice of Redemption..................................... 21
      Section 3.4.  Effect of Notice of Redemption........................... 22
      Section 3.5.  Deposit of Redemption Price.............................. 22
      Section 3.6.  Securities Redeemed in Part.............................. 22

                                   ARTICLE IV

                                    COVENANTS

      Section 4.1.  Payment of Securities.................................... 23
      Section 4.2.  Corporate Existence.  ................................... 23
      Section 4.3.  SEC Reports and Other Information........................ 23
      Section 4.4.  Future Leases............................................ 24
      Section 4.5.  Future Acquisitions of Real Property..................... 24
      Section 4.6.  Compliance with Laws..................................... 24
      Section 4.7.  Taxes and Claims......................................... 24
      Section 4.8.  Maintenance of Properties and Insurance.................. 25
      Section 4.9.  Mandatory Redemption on a Permitted Asset Sale........... 26
      Section 4.10. Borrowing................................................ 26
      Section 4.11. Liens.................................................... 26
      Section 4.12. Merger and Acquisition................................... 26
      Section 4.13. Contingent Liabilities................................... 26
      Section 4.14. Distributions............................................ 26
      Section 4.15. Payments of Indebtedness................................. 27
      Section 4.16. Investments, Loans....................................... 27
      Section 4.17. Fundamental Business Changes............................. 27
      Section 4.18. Sale or Transfer of Assets............................... 27
      Section 4.19. Acquisition of Additional Properties..................... 28
      Section 4.20. Issuance of Equity Interests............................. 28
      Section 4.21. Transactions with Affiliates............................. 28
      Section 4.22. Compliance with ERISA.................................... 28

                                    ARTICLE V

                              DEFAULT AND REMEDIES

      Section 5.1.  Events of Default........................................ 30
      Section 5.2.  Acceleration............................................. 31
      Section 5.3.  Other Remedies........................................... 32

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Section 5.4.  Waiver of Past Defaults.................................. 32
      Section 5.5.  Control by Majority...................................... 33
      Section 5.6.  Limitation on Suits...................................... 33
      Section 5.7.  Rights of Holders To Receive Payment..................... 33
      Section 5.8.  Collection Suit by Trustee............................... 34
      Section 5.9.  Trustee May File Proofs of Claim......................... 34
      Section 5.10. Priorities............................................... 35
      Section 5.11. Undertaking for Costs.................................... 35

                                   ARTICLE VI

                                     TRUSTEE

      Section 6.1.  Duties of Trustee........................................ 36
      Section 6.2.  Rights of Trustee........................................ 37
      Section 6.3.  Individual Rights of Trustee............................. 38
      Section 6.4.  Trustee's Disclaimer..................................... 38
      Section 6.5.  Notice of Default........................................ 38
      Section 6.6.  Reports By Trustee to Holders............................ 38
      Section 6.7.  Compensation and Indemnity............................... 39
      Section 6.8.  Replacement of Trustee................................... 39
      Section 6.9.  Successor Trustee by Merger, Etc......................... 41
      Section 6.10. Eligibility; Disqualification............................ 41
      Section 6.11. Co-Trustee............................................... 41
      Section 6.12. Preferential Collection of Claims Against Issuer......... 42

                                   ARTICLE VII

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

      Section 7.1.  Without Consent of Holders............................... 43
      Section 7.2.  With Consent of Holders.................................. 44
      Section 7.3.  Compliance with TIA...................................... 45
      Section 7.4.  Revocation and Effect of Consents........................ 45
      Section 7.5.  Notation on or Exchange of Securities.................... 46
      Section 7.6.  Trustee To Sign Amendments, Etc.......................... 46

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                                  ARTICLE VIII

                             COLLATERAL AND SECURITY

      Section 8.1.  Collateral............................................... 46
      Section 8.2.  Possession and Use of Collateral......................... 47
      Section 8.3.  Release of Collateral.................................... 47
      Section 8.4.  Specified Releases of Collateral......................... 47
      Section 8.5.  Disposition of Collateral Without Release................ 50
      Section 8.6.  Purchaser Protected...................................... 51
      Section 8.7.  Authorization of Actions To Be Taken by Trustee
                    Under the Security Documents............................. 51
      Section 8.8.  Authorization of Receipt of Funds by Trustee Under
                    the Security Documents................................... 52

                                   ARTICLE IX

                           MEETINGS OF SECURITYHOLDERS

      Section 9.1.  Purposes for Which Meetings May Be Called................ 52
      Section 9.2.  Manner of Calling Meetings............................... 53
      Section 9.3.  Call of Meetings by Issuer or Holders.................... 53
      Section 9.4.  Who May Attend and Vote at Meetings...................... 53
      Section 9.5.  Regulations May Be Made by Trustee; Conduct of the
                    Meeting; Voting Rights; Adjournment...................... 54
      Section 9.6.  Voting at the Meeting and Record To Be Kept.............. 55
      Section 9.7.  Exercise of Rights of Trustee or Holders May Not
                    Be Hindered or Delayed by Call of Meeting................ 55

                                    ARTICLE X

                                  SUBORDINATION

      Section 10.1. Securities Subordinated to Senior Indebtedness........... 55

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

      Section 11.1.  Satisfaction and Discharge of the Indenture............. 56
      Section 11.2.  Conditions to Satisfaction and Discharge of
                     the Indenture........................................... 56

                                   ARTICLE XII

                                  MISCELLANEOUS

      Section 12.1.  TIA Controls............................................ 57
      Section 12.2.  Notices................................................. 57
      Section 12.3.  Communications by Holders with Other Holders............ 58
      Section 12.4.  Certificate and Opinion as to Conditions Precedent...... 58
      Section 12.5.  Statements Required in Certificate or Opinion........... 58
      Section 12.6.  Rules by Trustee, Paying Agent, Registrar............... 59
      Section 12.7.  Governing Law........................................... 59
      Section 12.8.  No Adverse Interpretation of Other Agreements........... 59
      Section 12.9.  No Recourse Against Others.............................. 59
      Section 12.10. Successors.............................................. 60
      Section 12.11. Duplicate Originals..................................... 60
      Section 12.12. Severability............................................ 60
      Section 12.13. Actions by Trustee...................................... 60
      Section 12.14. Notes Issued In Accordance With Plan.................... 60
      Section 12.15. Deposit Agreement....................................... 60

Exhibit A   Form of Security

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      INDENTURE dated as of December 18, 1996, between SCOTT CABLE COMMUNICATIONS, INC., a Texas corporation ("Issuer"), and FLEET NATIONAL BANK, a national banking association, as Trustee.

      Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the 15% Senior Subordinated Pay-in-Kind Notes due March 18, 2002:

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1. Definitions.

      Accountants: Deloitte & Touche LLP or any other nationally recognized independent certified public accounting firm selected by Issuer.

      Affiliate: any Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person. The term "control" means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities or equity interests, by contract or otherwise. For the purposes hereof Scott Management and Bruce A. Armstrong shall be deemed to be an Affiliate of Issuer.

      Agent: any Registrar, Paying Agent or co-Registrar of the Securities.

      Assignment of Leases: a collateral assignment of leases executed by Issuer in favor of Trustee.

      Assignment of Management Agreement: a collateral assignment of the Management Agreement executed by Issuer in favor of Trustee and acknowledged by Scott Management.

      Bankruptcy Court: the United States Bankruptcy Court for the District of Delaware.

      Bankruptcy Law: the United States Bankruptcy Code, Title 11 U.S. Code or any similar federal, state or foreign law for the relief of debtors, any successor statute thereto, and the rules, regulations and legally binding policies promulgated thereunder, as amended and in effect from time to time.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Board of Directors: with respect to any person, the Board of Directors of such person or any committee of the Board of Directors of such person duly authorized, with respect to any particular matter, to exercise the power of the Board of Directors of such person.

      Board Resolution: with respect to any person, a duly adopted resolution of the Board of Directors of such person.

      Business Day: any day other than a Saturday, Sunday or other day on which banks in New York, New York, Boston, Massachusetts or Phoenix, Arizona are authorized or required by law to close.

      Capitalized Lease: any lease of Property, the obligations for the rental of which are required to be capitalized in accordance with GAAP.

      Cash Equivalents: the aggregate of Issuer's (i) cash on hand or in any bank or trust company, and checks on hand and in transit, (ii) monies on deposit in any money market account, and (iii) treasury bills, certificates of deposit, commercial paper and readily marketable securities at current market value having, in each instance, a maturity of not more than 180 days.

      Chief Financial Officer: the chief financial officer of Issuer, who shall be a duly elected officer of Issuer.

      Class A Stock: the Class A Common Stock of Issuer.

      Class B Stock: the Class B Common Stock of Issuer.

      Class C Stock: the Class C Common Stock of Issuer.

      Code: the Internal Revenue Code of 1986, any successor statute thereto, and the rules, regulations and legally binding policies promulgated thereunder, as amended and in effect from time to time.

      Collateral: (i) all existing and after-acquired Property of Issuer, including without limitation all of Issuer's existing and after-acquired accounts, goods, equipment, inventory, fixtures, general intangibles, instruments, chattel paper, documents, money, deposit accounts and investment property and (ii) all proceeds of the foregoing.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Custodian: any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

      Default: any event which is, or after notice or passage of time or both would be, an Event of Default.

      Depositary: Fleet National Bank, a national banking association, not in its individual capacity or in its capacity as Trustee, but solely as Depositary under the Deposit Agreement.

      Deposit Agreement: has the meaning set forth in Section 12.15 hereof.

      Employee Benefit Plan: any employee benefit plan within the meaning of
Section 3(3) of ERISA which (i) is maintained for employees of Issuer or any ERISA Affiliate or (ii) has at any time within the preceding six years been maintained for the employees of Issuer or any ERISA Affiliate.

      Environmental Laws: any and all federal, state and local laws that relate to or impose liability or standards of conduct concerning public or occupational health and safety or protection of the environment, as now or hereafter in effect and as have been or hereafter may be amended or reauthorized, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.), the Hazardous Materials Transportation Act (42 U.S.C. 1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Clean Air Act (42 U.S.C. ss. 7901 et seq.), the National Environmental Policy Act (42 U.S.C. ss. 4231 et seq.), the Refuse Act (33 U.S.C. ss. 407 et seq.), the Safe Drinking Water Act (42 U.S.C. ss. 300(f) et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), and all rules, regulations, codes, ordinances and guidance documents promulgated or published thereunder, and the provisions of any licenses, permits, orders and decrees issued pursuant to any of the foregoing.

      ERISA: the Employee Retirement Income Security Act of 1974, and any successor statute thereto, and the rules, regulations and legally binding policies promulgated thereunder, as amended and in effect from time to time.

      ERISA Affiliate: any Person who is a member of a group which is under common control with Issuer, who together with Issuer is treated as a single employer within the meaning of Section 414(b), (c) and (m) of the Code.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Event of Default: as defined in Section 5.1.

      Exchange Act: the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

      Fair Market Value with respect to any property or assets, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction.

      Franchise: an authorization, or renewal thereof, whether in the form of a franchise, permit, license, resolution, contract, certificate, agreement or otherwise, issued by a Franchisor authorizing the construction and/or operation of a cable system.

      Franchise Agreement: any agreement pursuant to which a Franchise is granted to a Issuer and all permitted amendments, modifications and supplements thereto.

      Franchisor: any Governmental Body empowered by federal, state or local law to grant a Franchise.

      GAAP: generally accepted accounting principles as in effect from time to time, which shall include but shall not be limited to the official interpretations thereof by the Financial Accounting Standards Board or any successor thereto.

      Governmental Body: any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

      Holder: the person in whose name a Security is registered on the Registrar's books.

      Indebtedness: all liabilities, obligations and reserves, contingent or otherwise, which, in accordance with GAAP, would be reflected as a liability on a balance sheet or would be required to be disclosed in a financial statement, including, without duplication: (i) Indebtedness for Borrowed Money, (ii) obligations secured by any Lien upon Property,(iii) guaranties, letters of credit and other contingent obligations and (iv) liabilities in respect of unfunded vested benefits under any Pension Plan or in respect of withdrawal liabilities incurred under ERISA by Issuer or any ERISA Affiliate to any Multiemployer Plan.

      Indebtedness for Borrowed Money: without duplication, all Indebtedness (i) in respect of money borrowed, (ii) evidenced by a note, debenture or other like written obligation to pay

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

money (including, without limitation, all of Issuer's Obligations set forth in (i) thereof, Permitted Senior Indebtedness and Subordinated Indebtedness), (iii) in respect of rent or hire of Property under Capitalized Leases or for the deferred purchase price of Property, (iv) in respect of obligations under conditional sales or other title retention agreements and (v) all guaranties of any or all of the foregoing.

      Indenture: this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

      Indenture Instruments:

            (i)   Indenture;
                  Securities;

            (ii) Subordination Agreement (Junior) and Subordination Agreement (Senior);

            (iii) Security Instruments;

            (iv) Uniform Commercial Code financing statements filed in connection with the issuance of the Securities; and

            (v) other instruments and documents as Trustee and/or Holders reasonably may require in connection with the transactions contemplated by this Indenture.

      Interest Payment Date: the stated maturity of an installment of interest on the Securities.

      Issue Date: the date of first issuance of the Securities pursuant to this Indenture.

      Issuer: the party named as such above and shall include, unless the context requires otherwise, any subsidiary.

      Issuer Capital Stock: all of the issued and outstanding capital stock of Issuer and all warrants, options and other rights to purchase capital stock of the Issuer.

      Issuer's Obligations: (i) any and all Indebtedness due or to become due, now existing or hereafter arising, of Issuer to Holder pursuant to the terms of this Indenture or any other

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Indenture Instrument and (ii) the performance of the covenants of Issuer contained in the Indenture Instruments.

      Junior Subordinated Notes: the $38,925,797 principal amount of the 16% Junior Subordinated Pay-in-Kind Notes issued in one or more series due July 18, 2002, including any securities issued in lieu of cash interest payments thereon.

      Junior Subordinated Notes Indenture: the indenture between Issuer and Fleet National Bank, as Trustee dated as of December 18, 1996, as amended or supplemented from time to time in accordance with the terms thereof.

      Landlord: a lessor under a lease of real property.

      Landlord Consent and Waiver: a landlord consent and waiver in favor of Trustee executed by the Landlord under each Lease.

      Lease: any lease of real estate under which Issuer is the lessee.

      Leasehold Property: any real estate which is the subject of a Lease.

      Lien: any mortgage, pledge, assignment, lien, charge, encumbrance or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement.

      Loan Agreement: the Loan Agreement, dated as of the Issue Date, by and among the Issuer as borrower and FINOVA Capital Corporation, in its individual capacity and as agent for all lenders thereunder, as the same may be amended, extended, renewed, restated, supplemented or otherwise modified (in each case, in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time. The term "Loan Agreement" shall include all related or ancillary documents, including, without limitation, any guarantee agreements and security documents.

      Management Agreement: the Management Agreement dated as of December 18, 1996 between Issuer and Scott Management.

      Material Adverse Effect: (i) a material adverse effect upon the business, operations, Property, profits or condition (financial or otherwise) of Issuer or upon the validity, enforceability or priority of the Security Interests or (ii) a material impairment of the ability

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

of Issuer to perform its obligations under any Loan Instrument to which it is a party or of Trustee or any Holder to enforce or collect any of Issuer's Obligations.

      Maturity Date: March 18, 2002.

      Mortgages: a mortgage on each parcel of Real Property executed by Issuer in favor of Trustee.

      Multiemployer Plan: any multiemployer plan as defined pursuant to Section 3(37) of ERISA to which Issuer or any ERISA Affiliate makes, or accrues an obligation to make, contributions, or has made, or been obligated to make, contributions within the preceding six years.

      Net Sale Proceeds: the gross proceeds payable to Issuer in connection with any Permitted Asset Sale, less all reasonable, customary and documented costs and expenses of such Permitted Asset Sale; provided, however, that Issuer shall not be deemed in receipt of any Net Sales Proceeds required to be deposited in escrow to secure customary indemnities under documents executed in connection with the Permitted Asset Sale giving rise to such Net Sale Proceeds until such Net Sale Proceeds are released from escrow to Issuer.

      Officer: with respect to any Person, the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Controller, or the Secretary of such Person.

      Officers' Certificate: with respect to any person, a certificate signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of such person and otherwise complying with the requirements of Sections 12.4 and 12.5.

      Operating Lease: any lease, other than Pole Attachment Agreements, which, under GAAP, is not required to be capitalized.

      Opinion of Counsel: a written opinion from legal counsel who is reasonably acceptable to Trustee complying with the requirements of Sections 12.4 and 12.5. Unless otherwise required by Trustee, the legal counsel may be an employee of or counsel to Issuer.

      Ordinances: the statutes, laws, rules, regulations, resolutions and ordinances, as amended and in effect from time to time, pursuant to which a Franchise may be granted.

      Paying Agent: as defined in Section 2.3.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      PBGC: the Pension Benefit Guaranty Corporation or any Governmental Body succeeding to the functions thereof.

      Pension Plan: any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code and which (i) is maintained for employees of Issuer or any ERISA Affiliate, or (ii) has at any time within the preceding six years been maintained for the employees of Issuer or any ERISA Affiliates.

      Permitted Asset Sale: any bona fide sale of any Property of Issuer in an arm's-length transaction to a Person who is not an Affiliate of Issuer, except to the extent permitted by Section 4.21, provided that the gross proceeds payable to Issuer in connection therewith are (i) not less than the Fair Market Value of such Property and (ii) payable solely in cash.

      Permitted Asset Sale Purchase Date: as defined in Section 4.9.

      Permitted Liens: any of the following Liens:

            (i)   the Security Interests;

            (ii)  the Permitted Senior Indebtedness Liens;

            (iii) Liens for taxes or assessments and similar charges, which either are (A) not delinquent or (B) being contested diligently and in good faith by appropriate proceedings, and as to which the Issuer has set aside reserves on its books;

            (iv) statutory Liens, such as mechanic's, materialman's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the underlying obligations relating to such Liens are paid in the ordinary course of business, or are being contested diligently and in good faith by appropriate proceedings and as to which Issuer has set aside reserves on its books, or the payment of which obligations are otherwise secured;

            (v) zoning ordinances, easements, licenses, reservations, provisions, covenants, conditions, waivers or restrictions on the use of Property and other title exceptions;

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

            (vi) Liens in respect of judgments or awards with respect to which no Event of Default would exist pursuant to subsection 5.1(g);

            (vii) Liens to secure payment of insurance premiums (A) to be paid in accordance with applicable laws in the ordinary course of business relating to payment of worker's compensation, or (B) that are required for the participation in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs; and

            (viii) the Subordinated Liens.

      Permitted Prior Liens: any of the following Liens:

            (i)   the Permitted Senior Indebtedness Liens;

            (ii) the Permitted Liens described in clauses (iii) and (iv) of the definition of Permitted Liens that are accorded priority to the Security Interests by law; and

            (iii) the Permitted Liens described in clauses (v) and (vii) of the definition of Permitted Liens, subject to the limitations set forth therein.

      Permitted Senior Indebtedness: Indebtedness (i) under the Loan Agreement issued in connection therewith and any refinancing thereof to the extent such refinancing does not shorten the Weighted Average Life to Maturity of such Indebtedness or (ii) incurred to purchase tangible personal property or Indebtedness incurred to lease tangible personal property pursuant to Capitalized Leases, provided that (x) such Indebtedness existing as of the Issue Date shall not exceed $50,000, (y) during any Yearly Period after the Issue Date the amount of such Indebtedness at any one time outstanding during such Yearly Period shall not exceed $100,000, and (z) no Event of Default exists at the time or will be caused as a result of the incurrence of any Indebtedness described in clause (y).

      Permitted Senior Indebtedness Liens: Liens that secure Permitted Senior Indebtedness, provided that, with respect to such Indebtedness described in clause (ii) of the definition thereof, each such Lien attaches only to the Property purchased or leased with the proceeds of the Permitted Senior Indebtedness incurred with respect to such Property.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Person: any individual, firm, corporation, business enterprise, trust, association, joint venture, partnership, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

      Plan of Reorganization: Debtors' Second Amended Joint Plan of Reorganization dated October 31, 1996, as amended or modified, in Case No. 96-166 (PJW) (Jointly Administered) filed with the Bankruptcy Court.

      Pole Attachment Agreement: any agreement, whether now in existence or hereafter created, between Issuer and a municipality or public or private utility company pursuant to which Issuer is permitted to use the utility poles, trenches or easements of such public utility on which to string or in which to bury the coaxial, fiber optic or other cable used to operate any portion of the System.

      Pole Attachment Authority: any Person who has entered into a Pole Attachment Agreement with Issuer.

      Property: all types of real, personal or mixed property and all types of tangible or intangible property.

      Qualified Depository: a member bank of the Federal Reserve System having a combined capital and surplus of at least $100,000,000.

      Real Property: all interests in real estate directly or indirectly owned by Issuer other than the Leasehold Property.

      Record Date: the Record Dates specified in the Securities; provided that if any such date is not a Business Day, the Record Date shall be the first day immediately preceding such specified day that is a Business Day.

      Redemption Date: when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the Securities.

      Redemption Price: when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture and the Securities.

      Registrar: as defined in Section 2.3.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Scott Management: Scott Cable Management Company, Inc., a Connecticut corporation.

      Scott Management Fees: the management fees payable to Scott Management pursuant to Section 5 of the Management Agreement.

      SEC: the Securities and Exchange Commission.

      Secondary Securities: as defined in Section 2.2.

      Securities: the 15% Senior Subordinated Pay-in-Kind Notes due March 18, 2002 of Issuer, including any Secondary Securities issued in respect thereof, in each case, issued pursuant to this Indenture, as the same may be modified or amended from time to time and refinancings thereof, to the extent such refinancing indebtedness is permitted to be incurred under this Indenture.

      Securities Act: the Securities Act of 1933, the Exchange Act, any successor statute thereto, and the rules, regulations and legally binding policies of the Securities and Exchange Commission promulgated thereunder, as amended and in effect from time to time.

      Security Agreement: a security agreement executed by Issuer in favor of Trustee.

      Security Instruments: collectively, the Security Agreement, the Assignment of Leases, the Mortgages and the Assignment of Management Agreement.

      Security Interests: the Liens in the Collateral granted to Trustee pursuant to the Security Instruments and any other document now or hereafter executed by Issuer which purports to grant a Lien on the Property of Issuer in favor of Trustee.

      Senior Creditors: the holders of the Senior Notes.

      Senior Notes: any promissory notes executed and delivered by Issuer to evidence Indebtedness under the Loan Agreement.

      Shareholders: collectively, Scott Management, Media/Communications Partners Limited Partnership, a Delaware limited partnership, Chestnut Street Partners, Inc., a Massachusetts corporation, Milk Street Partners, Inc., a Massachusetts corporation, TA Investors, a Massachusetts general partnership, Northeast Ventures II, a Connecticut general

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

partnership, Allstate Insurance Company, an Illinois insurance corporation and Fleet National Bank, as Depositary.

      Subordinated Credit Instruments: the Junior Subordinated Notes Indenture, the Junior Subordinated Notes and all other documents and instruments executed in connection with the Indebtedness evidenced thereby.

      Subordinated Creditors: the holders of the Junior Subordinated Notes.

      Subordinated Indebtedness: all Indebtedness now or hereafter owed by Issuer to the Subordinated Creditors, whether pursuant to the Subordinated Credit Instruments or otherwise.

      Subordinated Liens: the Liens in the Collateral granted by Issuer to Fleet National Bank as trustee under the Subordinated Credit Instruments.

      Subordination Agreement (Junior): a subordination agreement among Trustee, Issuer, and the trustee of the Junior Subordinated Debenture Indenture.

      Subordination Agreement (Senior): a subordination agreement among Trustee, Issuer, the trustee of the Junior Subordinated Debenture Indenture and the Senior Creditors.

      Subsidiary: any Person in which Issuer owns or controls, directly or indirectly, 25% or more of the securities or equity interests of such Person.

      Termination Event: (i) a "Reportable Event" described in Section 4043 of ERISA for which the thirty day notice requirement has not been waived; or (ii) the withdrawal of Issuer or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2); or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of Issuer or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (ix) any event or condition which results in the termination of a Multiemployer Plan under

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

      TIA: the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb), as amended, as in effect on the date on which this Indenture is qualified under the TIA, except as otherwise provided in Section 7.3.

      Trustee: the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

      Trust Officer: any officer of Trustee assigned by Trustee to administer its corporate trust matters.

      U.S. Government Obligations: direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

      U.S. Legal Tender: such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

      Weighted Average Life to Maturity: when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (x) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

      Yearly Period: each fiscal year of Issuer; provided that the first Yearly Period shall begin on the Issue Date and shall end on December 31, 1997.

Section 1.2. Incorporation by Reference of TIA.

      Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

      Commission: the SEC.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      indenture securities: the Securities.

      indenture security holder: a Holder.

      indenture to be qualified: this Indenture.

      indenture trustee or institutional trustee: Trustee.

      obligor on the indenture securities: Issuer or any other obligor on the Securities.

      All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

Section 1.3. Time Periods.

      In this Indenture and the other Indenture Instruments, in the computation of periods of time from a specified date to a later specified date, (i) the word "from" means "from and including," (ii) the words "to" and "until" each mean "to, but excluding" and (iii) the words "through," "end of" and "expiration" each mean "through and including." Unless otherwise specified, all references in this Indenture and the other Indenture Instruments to (i) a "month" shall be deemed to refer to a calendar month, (ii) a "quarter" shall be deemed to refer to a calendar quarter and (iii) a "year" shall be deemed to refer to a calendar year.

Section 1.4. References.

      All references in this Indenture to "Article," "Section," "subsection," "subparagraph," "clause" or "Exhibit," unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause or Exhibit, as applicable, of this Indenture.

Section 1.5. Issuer's Knowledge.

      Any statements, representations or warranties that are based upon the best knowledge of Issuer or an officer thereof shall be deemed to have been made after due inquiry by Issuer or an officer, as applicable, with respect to the matter in question.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                                   ARTICLE II

                                 THE SECURITIES

Section 2.1. Form and Dating.

      The Securities and Trustee's certificate of authentication shall be substantially in the form of Exhibit A. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Issuer and Trustee shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

      The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, Issuer and Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 2.2. Execution and Authentication.

      An Officer or an Assistant Secretary, shall sign (either of whom shall, in each case, have been duly authorized by all requisite corporate actions) the Securities for Issuer by manual or facsimile signature.

      If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time Trustee authenticates the Security, the Security shall be valid nevertheless.

      A Security shall not be valid until an authorized signatory of Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

      Trustee shall authenticate Securities, excluding Secondary Securities, for original issue in the aggregate principal amount of up to $49,500,000 upon a written order of Issuer in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $49,500,000, except for any Securities that may be issued pursuant to the immediately following paragraph and except as provided in Section 2.7 and 2.8. Upon the written order of

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Issuer in the form of an Officers' Certificate, Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of Issuer.

      Issuer shall, on each Interest Payment Date prior to (and including) the Interest Payment Date five years after the Issue Date, pay interest in additional Securities ("Secondary Securities") in lieu of the payment in whole of interest in cash on the Securities as provided in paragraph 1 of the Securities. Issuer shall give written notice to Trustee of the amount of interest to be paid in Secondary Securities not less than five Business Days prior to the relevant Interest Payment Date, and Trustee or an authenticating agent (upon written order of Issuer signed by an Officer of Issuer given not less than five nor more than 45 days prior to such Interest Payment Date) shall authenticate for original issue (pro rata to each Holder of any Securities of such record date) Secondary Securities in an aggregate principal amount equal to the amount of cash interest not paid on such Interest Payment Date, rounded to the nearest dollar. Except as set forth in the following paragraph each issuance of Secondary Securities in lieu of the payment of interest in cash on the Securities shall be made pro rata with respect to the outstanding Securities, and Issuer shall have the right to aggregate amounts of interest payable in the form of Secondary Securities to a Holder of outstanding Securities and issue to such Holder a single Secondary Security in payment thereof. Any Secondary Securities may be denominated a separate series if Issuer deems it necessary to do so in order to comply with any law or other applicable regulation or requirement, with appropriate distinguishing designations. Notwithstanding the forgoing and subject to the Subordination Agreement (Senior), Issuer shall have the option to pay interest in cash (upon written order of Issuer signed by and Officer of Issuer given not less than five or more than 45 days prior to an Interest Payment Date).

      Trustee may appoint an authenticating agent reasonably acceptable to Issuer to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever Trustee may do so. Each reference in this Indenture to authentication by Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Issuer and Affiliates of Issuer.

Section 2.3. Registrar and Paying Agent.


      Issuer shall maintain an office or agency in the Borough of Manhattan, The City of New York, where (a) Securities may be presented or surrendered for registration of transfer or for exchange ("Registrar"), (b) Securities may be presented or surrendered for payment ("Paying Agent") and (c) notices and demands to or upon Issuer in respect of the Securities and this Indenture may be served. Issuer may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Registrar shall keep a register of the Securities and of their transfer and exchange. Issuer, upon notice to Trustee, may have one or more co-Registrars and one or more additional paying agents reasonably acceptable to Trustee. The term "Paying Agent" includes any additional paying agent. Issuer initially appoints Trustee as Registrar and Paying Agent until such time as Trustee has resigned or a successor has been appointed. The Trustee's office in the City of New York, c/o First Chicago Trust Company, 14 Wall Street, 8th Floor, New York, New York 10005, Attn: Corporate Trust Operations, shall be the office of the Issuer referred to in the first sentence of this Section 2.3.

      Issuer shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. Issuer shall notify Trustee, in advance, of the name and address of any such Agent. If Issuer fails to maintain a Registrar or Paying Agent within the Borough of Manhattan, The City of New York, Trustee shall act as such.

Section 2.4. Paying Agent To Hold Assets in Trust.

      Issuer shall require each Paying Agent other than Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or Trustee all assets and/or Secondary Securities held by Paying Agent for the payment of principal of, or interest on, the Securities (whether such assets have been distributed to it by Issuer or any other obligor on the Securities), and that it shall notify Trustee of any Default by Issuer (or any other obligor on the Securities) in making any such payment. Issuer at any time may require a Paying Agent to distribute all assets and/or Secondary Securities held by it to Trustee and account for any assets disbursed and Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets and/or Secondary Securities held by it to Trustee and to account for any assets so distributed. Upon distribution to Trustee of all assets that shall have been delivered by Issuer to Paying Agent, Paying Agent shall have no further liability for such assets and/or Secondary Securities.

Section 2.5. Securityholder Lists.

      Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If Trustee is not the Registrar, Issuer shall furnish to Trustee on or before each Interest Payment Date and at such other

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

times as Trustee may request in writing a list in such form and as of such date as Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by Trustee.

Section 2.6. Transfer and Exchange.

      When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of the Registrar are met. The Registrar need not transfer or exchange any Securities selected for redemption. Also, it need not transfer or exchange any Securities for a period of 30 days before a selection of Securities to be redeemed. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall make the exchange as requested if the requirements of the Registrar are met. Issuer shall cooperate with the Registrar in meeting its requirements. To permit transfers, registration and exchanges, Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any transfer, registration or exchange, but Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, but not for any exchange pursuant to Section 2.10, 3.6 or 7.5.

Section 2.7. Replacement Securities.

      If a mutilated Security is surrendered to Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, Issuer shall issue and Trustee shall authenticate a replacement Security if Trustee's requirements are met. If required by Trustee or Issuer, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both Issuer and Trustee, to protect Issuer, Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. Issuer may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Security, including reasonable fees and expenses of counsel. Every replacement Security shall constitute an additional obligation of Issuer.

Section 2.8. Outstanding Securities.

      Securities outstanding at any time are all the Securities that have been authenticated by Trustee, including the Secondary Securities, except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because Issuer or any of its Affiliates holds the Security.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      If a Security is replaced pursuant to Section 2.7 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.7.

      If on a Redemption Date or the Maturity Date Paying Agent holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

Section 2.9. Treasury Securities.

      In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by Issuer or any of its Affiliates shall be disregarded, except that, for the purposes of determining whether Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that Trustee knows or has reason to know are so owned shall be disregarded. Notwithstanding the foregoing and except as otherwise provided by the TIA, 662/3% of Securities not owned by Issuer or any of its Affiliates shall be sufficient to approve any such direction, waiver or consent.

Section 2.10. Cancellation.

      Issuer at any time may deliver Securities to Trustee for cancellation. The Registrar and Paying Agent shall forward to Trustee any Securities surrendered to them for transfer, exchange or payment. Trustee, or at the direction of Trustee, the Registrar or Paying Agent, and no one else, shall cancel and, at the written direction of Issuer, shall dispose of all Securities surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.7, Issuer may not issue new Securities to replace Securities that it has paid or delivered to Trustee for cancellation. If Issuer or any Subsidiary shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to Trustee for cancellation pursuant to this Section 2.10.

Section 2.11. Defaulted Interest.

      If Issuer defaults in a payment of interest on the Securities, it shall, unless Trustee fixes another record date pursuant to Section 5.10, pay the defaulted interest, plus (to the

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

extent lawful) any interest payable on the defaulted interest, to the persons who are Holders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by Issuer for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the subsequent special record date, Issuer shall mail to each Holder, with a copy to Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

Section 2.12. CUSIP Number.

      Issuer in issuing the Securities may use a "CUSIP" number, and if so, Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.

                                   ARTICLE III

                                   REDEMPTION

Section 3.1. Right of Redemption and Notices to Trustee.

      Redemption of Securities, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article III. The Issuer shall have the right to redeem all or any part of the Securities at 100% of principal amount of the Security being redeemed at any time and from time to time, in each case including accrued and unpaid interest to the Redemption Date.

      In the event Issuer elects to redeem Securities in accordance with this
Section 3.1 hereof or is required to redeem Securities in accordance with
Section 4.9 hereof, Issuer shall notify Trustee of the Redemption Date and the aggregate principal amount of the Securities to be redeemed and whether it wants Trustee to give notice of redemption to the Holders (at Issuer's expense) at least 15 days (unless a shorter notice shall be satisfactory to Trustee) but not more than 60 days before the Redemption Date.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 3.2. Selection of Securities To Be Redeemed.

      If fewer than all of the Securities are to be redeemed, Trustee shall redeem pro-rata.

Section 3.3. Notice of Redemption.

      At least 10 days but not more than 60 days before a Redemption Date, Issuer shall mail a notice of redemption by first class mail to each Holder whose Securities or portions thereof are to be redeemed at such Holder's registered address, with a copy to Trustee. At Issuer's request, Trustee shall give the notice of redemption in Issuer's name and at Issuer's expense. Each notice for redemption shall identify the Securities or portions thereof to be redeemed and shall state:

            (1) the Redemption Date;

            (2) the Redemption Price;

            (3) the name and address of Paying Agent;

            (4) that Securities or portions thereof called for redemption must be surrendered to Paying Agent to collect the Redemption Price;

            (5) that, unless Issuer defaults in making the redemption payment, interest on Securities or portions thereof called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities or portions thereof is to receive payment of the Redemption Price upon surrender to Paying Agent of the Securities or portions thereof redeemed;

            (6) if any Security is being redeemed in part, the portion of the aggregate principal amount of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued; and

            (7) if fewer than all of the Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 3.4. Effect of Notice of Redemption.

      Once notice of redemption is mailed in accordance with Section 3.3, Securities or portions thereof called for redemption become due and payable on the Redemption Date and at the Redemption Price, provided that if a notice of redemption is given in contemplation of a Permitted Asset Sale and such sale does not occur, then this Section 3.4 shall not be applicable. Upon surrender to Trustee or Paying Agent, such Securities or portions thereof called for redemption shall be paid at the Redemption Price.

Section 3.5. Deposit of Redemption Price.

      On or before noon on the Redemption Date, Issuer shall deposit with Paying Agent U.S. Legal Tender sufficient to pay the Redemption Price of all Securities or portions thereof to be redeemed on that date (other than Securities or portions thereof called for redemption on that date which have been delivered by Issuer to Trustee for cancellation). Paying Agent shall promptly return to Issuer any U.S. Legal Tender so deposited which is not required for that purpose upon the written request of Issuer, except with respect to monies owed as obligations to Trustee pursuant to Article VI.

      If Issuer complies with the preceding paragraph, then, unless Issuer defaults in the payment of such Redemption Price, interest on the Securities or portions thereof to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment.

      If a Security or portion thereof is redeemed on or after a Record Date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such Record Date. If any Security or portion thereof called for redemption shall not be so paid upon surrender for redemption because of the failure of Issuer to comply with the first paragraph of this Section 3.5, interest shall be paid on the unpaid principal, from the Redemption Date until such principal is paid, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 4.1 hereof.

Section 3.6. Securities Redeemed in Part.

      Upon surrender of a Security that is to be redeemed in part, Trustee shall authenticate for the Holder a new Security or Securities equal in principal amount to the unredeemed portion of the Security surrendered.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                                   ARTICLE IV

                                    COVENANTS

      Until all of Issuer's Obligations are paid and performed in full Issuer agrees that it shall:

Section 4.1. Payment of Securities.

            (a) Pay the principal amount of, and interest on, as the case may be, the Securities on the dates and in the manner provided in the Securities. An installment shall be considered paid on the date it is due if Trustee or Paying Agent holds on that date U.S. Legal Tender and/or, to the extent required by Section 2.2, Secondary Securities designated for and sufficient to pay the installment.

            (b) Pay interest on overdue principal (including post-petition interest in any proceeding under any Bankruptcy Law, to the extent allowable as a claim in any such proceeding) at the same rate borne by the Securities and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law, to the extent allowable as a claim in any such proceeding) on overdue installments of interest (without regard to any applicable grace period) at the same rate borne by the Securities, to the extent lawful.

Section 4.2. Corporate Existence.

      Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with its organizational documents and the rights (charter and statutory) of Issuer.

Section 4.3. SEC Reports and Other Information.

      To the extent permitted by applicable law or regulation, whether or not Issuer is subject to the requirements of Section 13 or 15(d) of the Exchange Act, Issuer shall file with the SEC all quarterly and annual reports and such other information, documents or other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) required to be filed pursuant to such provisions of the Exchange Act. Issuer shall file with the Trustee, within five days after it files the same with the SEC, copies of the quarterly and annual reports and the information, documents, and other reports (or


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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that it is required to file with the SEC pursuant to this
Section 4.3. Issuer shall also comply with the other provisions of TIA Section 314(a). If Issuer is not permitted by applicable law or regulations to file the aforementioned reports, Issuer (at its own expense) shall file with the Trustee and mail, or cause the Trustee to mail, to Holders at their addresses appearing in the register of Securities maintained by the Registrar at the time of such mailing within five days after it would have been required to file such information with the SEC, all information and financial statements, including any notes thereto and with respect to annual reports, an auditors' report by an accounting firm of established national reputation, and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," comparable to the disclosure that Issuer would have been required to include in annual and quarterly reports, information, documents or other reports, including, without limitation, reports on Forms 10-K, 10-Q and 8-K, if Issuer was subject to the requirements of such Section 13 or Section 15(d) of the Exchange Act.

Section 4.4. Future Leases.

      Deliver to Trustee, concurrently with the execution by Issuer, as lessee, of any lease pertaining to real property, either a second leasehold mortgage upon or a collateral assignment of such lease in favor of Trustee but only to the extent such leasehold mortgage or collateral assignment is first required by the Senior Creditors, and is delivered to the Senior Creditors, to secure the Senior Notes.

Section 4.5. Future Acquisitions of Real Property.

      Deliver to Trustee a second mortgage or deed of trust in favor of Trustee on any real property acquired by the Issuer after the Issue Date, but only to the extent such mortgage or deed of trust is first required by the Senior Creditors, and is delivered to the Senior Creditors, to secure the Senior Notes.

Section 4.6. Compliance with Laws.

      Comply with all Cable Statutes and Regulations and all other federal, state and local laws, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable to Issuer and its operations, except such as are being contested in good faith and by appropriate proceedings and except for such non-compliances as would not have a Material Adverse Effect.


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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 4.7. Taxes and Claims.

      Pay and discharge all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any Property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien (other than a Permitted
Lien) upon the Property of Issuer, provided that so long as no Lien has attached to the Property of Issuer as a result of any of the foregoing, Issuer shall not be required by this Section 4.7 to pay any such amount if the same is being contested diligently and in good faith by appropriate proceedings and as to which Issuer has set aside reserves on its books.

Section 4.8. Maintenance of Properties and Insurance.

      (a) Issuer shall cause all properties used or useful to the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in its judgment may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times unless the failure to so maintain such properties (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of Issuer; provided, however, that nothing in this Section
4.8 shall prevent Issuer from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is either (i) in the ordinary course of business, or (ii) is otherwise permitted by this Indenture.

      (b) Issuer shall provide or cause to be provided insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of Issuer, are adequate and appropriate for the conduct of the business of Issuer in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be either (i) consistent with past practices of Issuer or (ii) customary, in the reasonable, good faith opinion of Issuer, for corporations similarly situated in the industry, unless the failure to provide such insurance (together with all other such failures) would not have a Material Adverse Effect.

      (c) Issuer shall keep proper books of record and account, in which full and correct entries shall be made of all business and financial transactions of Issuer and reflect on its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.


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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      (d) Nothing in this Section 4.8 shall be deemed to limit any obligations of Issuer under any of the Security Instruments.

Section 4.9. Mandatory Redemption on a Permitted Asset Sale.

      Subject to the terms of the Subordination Agreement (Senior), until the principal amount of the Securities and all other amounts due under this Indenture are paid in full, Issuer shall pay to the Trustee for the benefit of Holders an amount equal to the amount of all Net Sale Proceeds from a Permitted Asset Sale no later than thirty days after such sale (the date of such payment to the Trustee for the benefit of Holders, the "Permitted Asset Sale Purchase Date"). Such redemption shall be conducted in accordance with Article III hereof.

Section 4.10. Borrowing.

      Without the prior approval of 100% of the Issuer's Board of Directors, not create, incur, assume or suffer to exist any liability for Indebtedness for Borrowed Money except (i) Issuer's Obligations, (ii) the Subordinated Indebtedness and (iii) Permitted Senior Indebtedness.

Section 4.11. Liens.

      Without the prior approval of 100% of the Issuer's Board of Directors, not create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except Permitted Liens.

Section 4.12. Merger and Acquisition.

      Without the prior approval of 100% of the Issuer's Board of Directors, not consolidate with or merge with or into any Person, or acquire directly or indirectly all or substantially all of the capital stock, equity interests or Property of any Person.

Section 4.13. Contingent Liabilities.

      Without the prior approval of 100% of the Issuer's Board of Directors, not assume, guarantee, endorse, contingently agree to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person, except liabilities arising from the endorsement of negotiable instruments for deposit or collection, the posting of bonds to secure performance to the extent necessary in connection with Issuer's Cable Business and similar transactions in the ordinary course of business.


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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 4.14. Distributions.

      Not make any dividends, distributions or other shareholder expenditures with respect to the Issuer Capital Stock or apply any of its Property to the purchase, redemption or other retirement of, or set apart any sum for the payment of, or make any other distribution by reduction of capital or otherwise in respect of, any of the Issuer Capital Stock.

Section 4.15. Payments of Indebtedness.

      Not make any payment in cash in respect of the Subordinated Indebtedness except to the extent permitted by the Subordination Agreement (Junior).

Section 4.16. Investments, Loans.

      Not at any time purchase or otherwise acquire, hold or invest in the capital stock of, or any other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution or otherwise, in or with any Person, including, without limitation, any Affiliate, except (i) investments in direct obligations of, or instruments unconditionally guaranteed by, the United States of America or in certificates of deposit issued by a Qualified Depository, (ii) investments in commercial or finance paper which, at the time of investment, is rated "A" or better by Moody's Investors Service, Inc., or Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., respectively, or at the equivalent rate by any of their respective successors, (iii) any interests in any money market account maintained, at the time of investment, with a Qualified Depository, the investments of which, at the time of investment, are restricted to the types specified in clause (i) above, (iv) loans to employees of Issuer in the aggregate amount not to exceed $25,000 outstanding at any time, (v) capital stock of presently existing Subsidiaries and (vi) investments in equity interests of programmers made available to Issuer by such programmers as an inducement to carry programming of such programmers, provided the aggregate cost of all such investments does not exceed $100,000 outstanding at any time. All investments permitted pursuant to clauses (i), (ii) and (iii) of this Section
4.16 shall have a maturity not exceeding one year.

Section 4.17. Fundamental Business Changes.

      Not materially change the nature of its business or engage in any business other than the Cable Business.


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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 4.18. Sale or Transfer of Assets.

      Without the prior approval of 100% of the Issuer's Board of Directors, not sell, lease, assign, transfer or otherwise dispose of any Property (other than in the ordinary course of business) except for (i) the sale or disposition of
(A) Property which is not material to or necessary for the continued operation of its business and (B) obsolete or unusable items of equipment which promptly are replaced with new items of equipment of like function and comparable value to the unusable items of equipment when the same were new or not obsolete or unusable, provided such replacement items of equipment shall become subject to the Security Interests, (ii) Permitted Asset Sales and (iii) sales of Property upon which the Agent (as defined in the Loan Agreement) has released its Permitted Senior Indebtedness Liens.

Section 4.19. Acquisition of Additional Properties.

      Without the prior approval of 100% of the Issuer's Board of Directors, not acquire any additional Property except such Property as is necessary to or useful in the operation of its business, provided such acquisitions shall be subject to the conditions and limitations set forth in this Indenture.

Section 4.20. Issuance of Equity Interests.

      Not issue or sell, permit to be issued or sold, or otherwise consent to the transfer of, any additional capital stock or any interests convertible into or exercisable for any such additional capital stock, except for the conversion of the Class C Stock to Class A Stock.

Section 4.21. Transactions with Affiliates.

      Without the prior approval of 100% of the Issuer's Board of Directors, not sell, lease, assign, transfer or otherwise dispose of any Property to any Affiliate of Issuer, lease Property, render or receive services or purchase assets from any such Affiliate, or otherwise enter into any contractual relationship with any Affiliate of Issuer, except that Issuer may (i) receive management services from Scott Management under the terms of the Management Agreement and may pay to Scott Management (A) Scott Management Fees provided that the aggregate amount of all payments of Scott Management Fees with respect to any month does not exceed 4.5% of the gross revenues of Issuer for such month; except that any payment of Scott Management Fees with respect to December of any year may exceed 4.5% of the gross revenues of Issuer for such month so long as the aggregate amount of all payments of Scott Management Fees with respect to any year does not exceed 4.5% of the gross revenues of


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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Issuer for such year and (B) reasonable out-of-pocket expenses and (ii) engage in such transactions with its Affiliates provided such transactions are in the ordinary course of business of Issuer and are under terms no less favorable to Issuer than could be obtained from an independent third party.

Section 4.22. Compliance with ERISA.

            (a) Not engage in any Termination Event which would result in a liability to Issuer or any ERISA Affiliate in excess of $100,000;

            (b) Not cause the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities by more than $100,000;

            (c) Not cause any accumulated funding deficiency in excess of $100,000 (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, except to the extent waived;

            (d) Not fail to make any contribution or payment to any Multiemployer Plan which Issuer or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $100,000;

            (e) Not engage, or permit any ERISA Affiliate to engage, in any "prohibited transaction" as such term is defined in Section 406 of ERISA or Section 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $100,000 is imposed;

            (f) Not establish any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to Issuer or any ERISA affiliate or increase the obligation of Issuer or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is material to Issuer or any ERISA Affiliate; or

            (g) Not fail, or permit any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan of Issuer in compliance in all material respects with ERISA, the Code and all other applicable laws and regulations and interpretations thereof.


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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                                    ARTICLE V

                              DEFAULT AND REMEDIES

Section 5.1. Events of Default.

      An "Event of Default" occurs if:

            (a) Issuer defaults in the payment of interest on the Securities when the same becomes due and payable and the default continues for a period of 30 days;

            (b) Issuer defaults in the payment of the principal of the Securities when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise;

            (c) Issuer shall fail to observe or perform any covenant or agreement (other than those referred to in subparagraph (a) above or (b) or specifically addressed elsewhere in this Section 5.1) made by it in this Indenture and such failure shall continue for a period of 30 days after written notice of such failure is given by the Trustee;

            (d) any representation or warranty made by or on behalf of Issuer in or pursuant to any of the Indenture Instruments or in any instrument or document furnished in compliance with the Indenture Instruments shall prove to be false or misleading in any material respect on the date as of which made;

            (e) (i) Issuer at any time shall be in default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Indebtedness for Borrowed Money beyond the grace period, if any, applicable thereto and the aggregate amount of such payments then in default beyond such grace period shall exceed $100,000 or
      (ii) any default shall occur in respect of any issue of Indebtedness for Borrowed Money of Issuer outstanding in a principal amount of at least $300,000, or in respect of any agreement or instrument relating to any such issue of Indebtedness for Borrowed Money, and such default shall continue beyond the grace period, if any, applicable thereto, and in each case, such default shall continue uncured or unwaived


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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      for a period of 60 days after written notice thereof is given by the Trustee or, if as a result of such default the related Indebtedness has been accelerated;

            (f) (A) Issuer shall (i) generally not be paying its debts as they become due, (ii) file, or consent, by answer or otherwise, to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for the Issuer, or for any substantial part of the Property of the Issuer or (v) be adjudicated insolvent;

                 (B) any Governmental Body of competent jurisdiction shall enter an order appointing, without consent of Issuer, a custodian, receiver, trustee or other officer with similar powers with respect to Issuer, or with respect to any substantial part of the Property belonging to Issuer, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Issuer or if any petition for any such relief shall be filed against Issuer and such petition shall not be dismissed or stayed within 60 days;

            (g) there shall exist a final judgment or award against Issuer which shall have been outstanding for a period of 30 days or more from the date of the entry thereof and shall not have been discharged in full or stayed pending appeal, if the aggregate amount of all such judgments and awards exceeds $300,000;

            (h) Issuer fails to comply with the terms of its articles of incorporation or by-laws; or

            (i) any material portion of the Collateral shall be seized or taken by a Governmental Body or Person (including, but not limited to, the Senior Creditors pursuant to the terms of the Loan Agreement), or Issuer shall fail to maintain or cause to be maintained the Security Interests and priority of the Indenture Instruments as against any Person, or the title and rights of Issuer to any material portion of the Collateral shall have become the subject matter of litigation which could reasonably be expected to result in impairment or loss of the security provided by the Indenture Instruments.


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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 5.2. Acceleration.

      Subject to the terms of the Subordination Agreement (Senior), if an Event of Default (other than an Event of Default specified in Section 5.1(f)) occurs and is continuing, Trustee may, by notice to Issuer or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may, by written notice to Issuer and Trustee, and Trustee shall, upon the request of such Holders, declare the aggregate principal amount of the Securities outstanding, together with accrued but unpaid interest thereon to the date of payment, to be due and payable and, upon any such declaration, the same shall become and be due and payable. If an Event of Default specified in Section 5.1(f) occurs, all unpaid principal and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of Trustee or any Holder. Upon payment of such principal amount, interest, and premium, if any, all of Issuer's obligations under the Securities and this Indenture, other than obligations under Section 6.7, shall terminate. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of the principal and interest on the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.4, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, and (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

Section 5.3. Other Remedies.

      If an Event of Default occurs and is continuing, Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities, the Security Instruments or this Indenture.

      Trustee may maintain a proceeding under this Indenture, the Security Instruments or the Securities even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.


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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 5.4. Waiver of Past Defaults.

      Subject to Sections 5.7 and 7.2, the Holders of at least a majority in aggregate principal amount of the outstanding Securities by notice to Trustee may on behalf of the Holders of all the Securities waive any past Default under this Indenture, the Securities or any Security Instruments and its consequences, except a Default in the payment of principal of or interest on any Security as specified in clauses (a) and (b) of Section 5.1 or an Event of Default specified in Section 5.1(f). When a Default or Event of Default is so waived, it shall be deemed cured and shall cease to exist.

Section 5.5. Control by Majority.

      The Holders of at least a majority in aggregate principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to Trustee or exercising any trust or power conferred on it under this Indenture, the Securities or the Security Instruments. Subject to Section 6.1, however, Trustee may refuse to follow any direction (a) that conflicts with any law or this Indenture, (b) that Trustee determines may be unduly prejudicial to the rights of another Holder, or (c) that may involve Trustee in personal liability; provided that Trustee may take any other action deemed proper by Trustee which is not inconsistent with such direction.

Section 5.6. Limitation on Suits.

      A Holder may not pursue any remedy with respect to this Indenture, the Securities or the Security Instruments unless:

            (1) the Holder gives written notice to Trustee of a continuing Event of Default;

            (2) the Holder or Holders of at least 25% in aggregate principal amount of the outstanding Securities make a written request to Trustee to pursue the remedy;

            (3) such Holder or Holders offer and, if requested, provide to Trustee indemnity satisfactory to Trustee against any loss, liability or expense to be incurred in compliance with such request;

            (4) Trustee does not comply with the request within 30 days after receipt of the request and the offer and, if requested, provision of indemnity; and

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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

            (5) during such 30-day period the Holder or Holders of at least 25% in aggregate principal amount of the outstanding Securities do not give Trustee a direction which, in the opinion of Trustee, is inconsistent with the request.

      The foregoing limitations shall not apply to a suit instituted by a Holder for the enforcement of the payment of principal of, or interest on, any Securities on or after the respective due dates set forth in such Securities.

      A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holders.

Section 5.7. Rights of Holders To Receive Payment.

      Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

Section 5.8. Collection Suit by Trustee.

      If an Event of Default in payment of principal or interest specified in clause (a) or (b) of Section 5.1 occurs and is continuing, Trustee may recover judgment in its own name and as trustee of an express trust against Issuer for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of Trustee, its agents and counsel.

Section 5.9. Trustee May File Proofs of Claim.

      Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings (including, without limitation, a case or proceeding under any Bankruptcy Law) relating to Issuer or any other obligor upon the Securities, any of their respective creditors or any of their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or

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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to Trustee and, in the event that Trustee shall consent to the making of such payments directly to the Holders, to pay to Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of Trustee, its agents and counsel, and any other amounts due Trustee under Section
6.7. Nothing herein contained shall be deemed to authorize Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 5.10. Priorities.

      Subject to the Subordination Agreement (Senior), if Trustee collects any money pursuant to this Article V, it shall pay out the money in the following order:

      First: to Trustee for amounts due to it under Section 6.7 and for any amounts due under the Security Instruments;

      Second: if the Holders are forced to proceed against Issuer directly without Trustee, to the Holders for their collection costs;

      Third: to the Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

      Fourth: to Issuer.

      Trustee, upon prior notice to Issuer, may fix a record date and payment date for any payment to the Holders pursuant to this Section 5.10.

Section 5.11. Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture or in any suit against Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 5.11 does not apply to

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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

a suit by Trustee, a suit by a Holder pursuant to Section 5.7, or a suit by a Holder or Holders of more than 25% in aggregate principal amount of the outstanding Securities.

                                   ARTICLE VI

                                     TRUSTEE

      Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

Section 6.1. Duties of Trustee.

      (a) Execute the Subordination Agreement (Senior) and the Subordination Agreement (Junior).

      (b) If a Default or an Event of Default has occurred and is continuing, Trustee shall exercise such of the rights and powers vested in it by this Indenture and the Security Instruments and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

      (c) Except during the continuance of a Default or an Event of Default:

            (1) Trustee need perform only those duties as are specifically set forth in this Indenture and the Security Instruments and no covenants or obligations shall be implied in this Indenture or the Security Instruments that are adverse to Trustee.

            (2) In the absence of bad faith on its part, Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Trustee and conforming to the requirements of this Indenture or the Security Instruments, as the case may be. However, Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture or the relevant Security Instrument.

      (d) Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of paragraph (b) of this Section 6.1.

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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

            (2) Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that Trustee was negligent in ascertaining the pertinent facts.

            (3) Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.5.

      (e) No provision of this Indenture or any Security Instrument shall require Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (f) Every provision of this Indenture and the Security Instruments that in any way relates to Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 6.1.

      (g) Trustee shall not be liable for interest on any assets received by it except as Trustee may agree with Issuer. Assets held in trust by Trustee need not be segregated from other assets except to the extent required by law.

Section 6.2. Rights of Trustee.

      Subject to Section 6.1 and the provisions of Section 315 of the TIA:

      (a) Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. Trustee need not investigate any fact or matter stated in the document.

      (b) Before Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 12.4 and 12.5. Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

      (c) Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      (d) Trustee shall not be liable for any action that it takes or omits to take in good faith which it believes to be authorized or within its rights or powers other than any liabilities arising out of its own negligence.

      (e) Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

      (f) Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any Security Instrument at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Section 6.3. Individual Rights of Trustee.

      Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with Issuer, its Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, Trustee must comply with Sections 6.10 and 6.12.

Section 6.4. Trustee's Disclaimer.

      Trustee makes no representation as to the validity or adequacy of this Indenture, any Security Instrument or the Securities, it shall not be accountable for Issuer's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than Trustee's certificate of authentication. Trustee shall not be responsible for perfecting or maintaining the perfection of any security interest granted to it under any Security Instrument or for filing, refiling, recording or rerecording any document, Mortgage, notice or instrument in any public office at any time or times and shall not be responsible for seeing to the insurance on or the payment of any taxes with respect to any property subject to any Security Instrument.

Section 6.5. Notice of Default.

      If a Default or an Event of Default occurs and is continuing and if it is known to Trustee, Trustee shall mail to each Holder notice of the uncured Default or Event of Default within 30 days after such Default or Event of Default occurs. Except in the case of a Default

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

or an Event of Default in payment of principal of, premium, if any, or interest on, any Security, Trustee may withhold the notice if and so long as its board of directors, the executive committee of its board of directors or a committee of its directors and/or Trust Officers in good faith determines that withholding the notice is in the interest of the Holders.

Section 6.6. Reports By Trustee to Holders.

      Within 60 days after each May 1st commencing with May 1, 1998, Trustee shall, to the extent that any of the events described in TIA Section 313(a) occurred within the previous twelve months, but not otherwise, mail to each Holder a brief report dated as of such January 1st that complies with TIA
Section 313(a). Trustee also shall comply with TIA Sections 313(b) and 313(c).

      A copy of each report at the time of its mailing to Holders shall be mailed to Issuer and filed with the SEC and each stock exchange, if any, on which the Securities are listed.

      Issuer shall notify Trustee if the Securities become listed on any stock exchange.

Section 6.7. Compensation and Indemnity.

      Issuer shall pay to Trustee from time to time reasonable compensation for its services. Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. Issuer shall reimburse Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of Trustee's agents and counsel.

      Issuer shall indemnify Trustee for, and hold it harmless against, any loss or liability incurred by it except for such actions to the extent caused by any negligence or bad faith on its part, arising out of or in connection with the administration of this trust and its rights or duties hereunder and under the Security Instruments. Trustee shall notify Issuer promptly of any claim asserted against Trustee for which it may seek indemnity. Issuer shall defend the claim and Trustee shall cooperate in the defense. Trustee may have separate counsel and Issuer shall pay the reasonable fees and expenses of such counsel; provided that Issuer will not be required to pay such fees and expenses if it assumes Trustee's defense and there is no conflict of interest between Issuer and Trustee in connection with such defense as reasonably determined by Trustee. Issuer need not pay for any settlement made without its written consent. Issuer need not reimburse any expense or indemnify against any loss or liability to the extent incurred by Trustee through its negligence, bad faith or willful misconduct.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      To secure Issuer's payment obligations in this Section 6.7, Trustee shall have a lien prior to the Securities on all assets held or collected by Trustee, in its capacity as Trustee, except assets held in trust to pay principal of, premium, if any, or interest on particular Securities.

      When Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(f) occurs or in connection with any case or proceeding under any Bankruptcy Law, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 6.8. Replacement of Trustee.

      Trustee may resign by so notifying Issuer. The Holders of at least a majority in aggregate principal amount of the outstanding Securities may remove Trustee by so notifying Issuer and Trustee and may appoint a successor Trustee with Issuer's consent. Issuer may remove Trustee if:

            (1) Trustee fails to comply with Section 6.10;

            (2) Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to Trustee under any Bankruptcy Law;

            (3) a custodian, receiver or other public officer takes charge of Trustee or its property; or

            (4) Trustee becomes incapable of acting.

      If Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, Issuer shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by Issuer.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to Issuer. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 6.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of Trustee under this Indenture and the Security Instruments and Issuer shall take such action as shall be necessary so that all

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Collateral (including all Trust Moneys and other property in the Collateral Account) shall continue to be subject to the Lien of the Security Instruments in favor of Trustee (or, in the case of property or assets subject to a Mortgage, Trustee or another trustee under such Mortgage) for the benefit of the Holders of the Securities. A successor Trustee shall mail notice of its succession to each Holder.

      If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, Issuer or the Holders of at least 10% in aggregate principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If Trustee fails to comply with Section 6.10, any Holder may petition any court of competent jurisdiction for the removal of Trustee and the appointment of a successor Trustee.

      Notwithstanding replacement of Trustee pursuant to this Section 6.8, Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

Section 6.9. Successor Trustee by Merger, Etc.

      If Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

Section 6.10. Eligibility; Disqualification.

      This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA
Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of Issuer are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

Section 6.11. Co-Trustee.

            (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or Trustee shall

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

be advised by counsel satisfactory to it that it is necessary or prudent in the interest of the Holders, or the Holders of at least 25% in aggregate principal amount of the outstanding Securities shall in writing so request Trustee and Issuer, or Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, Trustee and Issuer shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by Trustee and Issuer, either to act as co-trustee or co-trustees (each a "co-trustee") of all or any of the Collateral, jointly with Trustee, or to act as separate trustee or trustees of any such property. If Issuer shall not have joined in the execution of such instruments and agreements within 10 days after Issuer receives a written request from Trustee to do so, or if an Event of Default has occurred and is continuing, Trustee may act under the foregoing provisions of this
Section 6.11 without the concurrence of Issuer. Issuer hereby appoints Trustee as its agent and attorney to act for it under the foregoing provisions of this
Section 6.11 in either of such contingencies.

            (b) Every separate trustee and every co-trustee, other than any successor Trustee appointed pursuant to Section 6.08, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon Trustee hereunder shall be conferred or imposed and exercised or performed by Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed singly by such separate trustee or separate trustees or co-trustee or co-trustees, but solely at the direction of Trustee;

            (ii) no trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee or co-trustee hereunder; and

            (iii) Issuer and Trustee, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If Issuer shall not have joined in the execution of any such instrument within 10 days after Issuer receives a written request from Trustee to do so, or if an Event of Default has occurred and is continuing,

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of Issuer, Issuer hereby appointing Trustee its agent and attorney to act for it in such connection in such contingency. If Trustee shall have appointed a separate trustee or co-trustee as above provided, Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by Issuer and Trustee, or by Trustee alone pursuant to this Section 6.11.

Section 6.12. Preferential Collection of Claims Against Issuer.

      Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE VII

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 7.1. Without Consent of Holders.

      Issuer, when authorized by a Board Resolution, and Trustee, together, may amend or supplement this Indenture, the Securities or the Security Instruments without notice to or consent of any Holder:

            (1) to cure any ambiguity, defect or inconsistency; provided that such amendment or supplement does not adversely affect the rights of any Holder;

            (2) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of
      Section 163(f) of the Internal Revenue Code of 1986, as from time to time amended, or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Internal Revenue Code of 1986, as from time to time amended;

            (3) to make any other change that does not adversely affect the rights of any Holders;

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

            (4) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA;

            (5) to give effect to the release of any Released Interests or any other release of Collateral released in accordance with the terms of this Indenture or the relevant Security Instrument;

            (6) to evidence or effect the pledge of additional or substitute assets or property as Collateral; or

            (7) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities and to make such additions or changes as shall be necessary or appropriate to provide for or facilitate the administration of the trusts hereunder by more than one trustee pursuant to the requirements of Section
      6.11 hereof;

provided that Issuer has delivered to Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this Section 7.1.

Section 7.2. With Consent of Holders.

      Subject to Section 5.7, Issuer, when authorized by a Board Resolution, and Trustee, together, with the written consent of the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Securities, may amend or supplement this Indenture, the Securities or the Security Instruments, without notice to any other Holders. Subject to Section 5.7, the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Securities may waive future compliance by Issuer with any provision of this Indenture, the Securities or the Security Instruments without notice to any other Holder. Without the consent of each Holder affected, however, no amendment, supplement or waiver, including a waiver pursuant to Section 5.4, may:

            (1) change the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture, the Securities or the Security Instruments;

            (2) reduce the rate or extend the time for payment of interest on any Security;

            (3) reduce the principal amount of any Security;

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

            (4) change the Maturity Date of any Security, or alter the redemption provisions contained in Article III in a manner adverse to any Holder;

            (5) make any changes in the provisions concerning waivers of Defaults or Events of Default by Holders or the rights of Holders to recover the principal of, interest on, or redemption payment with respect to, any Security;

            (6) make any changes in Section 5.4, 5.7 or this third sentence of this Section 7.2;

            (7) make the principal of, or the interest on any Security payable with anything or in any manner other than as provided for in this Indenture and the Securities as in effect on the date hereof; or

            (8) directly or indirectly release or terminate the Liens created by this Indenture and the Security Instruments as to all or substantially all of the Collateral, except as expressly permitted under this Indenture and the Security Instruments.

      It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

      After an amendment, supplement or waiver under this Section becomes effective, Issuer shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      In connection with any amendment, supplement or waiver under this Article VII, Issuer may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such Holder's consent to such amendment, supplement or waiver.

Section 7.3. Compliance with TIA.

      Every amendment, waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 7.4. Revocation and Effect of Consents.

      Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by notice to Trustee or Issuer received before the date on which Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver. Notwithstanding the above, nothing in this paragraph shall impair the right of any holder under Section 316(b) of the TIA.

      Issuer shall fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent. When a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to revoke any consent previously given, whether or not such persons continue to be Holders after such record date.

      After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses (1) through
(8) of Section 7.2, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

Section 7.5. Notation on or Exchange of Securities.

      If an amendment, supplement or waiver changes the terms of a Security, Trustee may require the Holder of the Security to deliver it to Trustee. Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if Issuer or Trustee so determines, Issuer in exchange for the Security shall issue and Trustee shall authenticate a new Security that reflects the changed terms.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 7.6. Trustee To Sign Amendments, Etc.

      Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article VII; provided that Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects Trustee's own rights, duties or immunities under this Indenture. Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article VII is authorized or permitted by this Indenture.

                                  ARTICLE VIII

                             COLLATERAL AND SECURITY

Section 8.1. Collateral.

      In order to secure the due and punctual payment of the principal of and interest on the Securities when and as the same shall be due and payable, whether on an Interest Payment Date, at maturity or by acceleration, redemption or otherwise, and interest on the overdue principal of and (to the extent permitted by law) interest, if any, on the Securities and the performance of all other obligations of Issuer to the Holders or Trustee under this Indenture, the Securities and any other documents contemplated hereby, as the case may be, Issuer and Trustee have simultaneously with the execution of this Indenture entered into the Security Instruments. Trustee and Issuer each hereby agree that Trustee holds its interest in the Collateral in trust for the benefit of the Holders pursuant to the terms of the Security Instruments. Notwithstanding anything contained herein or in the Indenture Instruments to the contrary, the Issuer shall be permitted to establish reserves and escrows pursuant to the Plan of Reorganization and the Collateral shall not include any funds escrowed thereby until released to Issuer.

Section 8.2. Possession and Use of Collateral.

      Subject to and in accordance with the provisions of the Subordination Agreement (Senior), this Indenture and the Security Instruments, so long as no Event of Default shall have occurred and be continuing, Issuer shall have the right to remain in possession and retain exclusive control of and to exercise all rights with respect to the Collateral, to operate, manage, develop, lease, use, consume and enjoy the Collateral, to alter or repair any Collateral consisting of machinery or equipment so long as such alterations and repairs do not diminish the value thereof or impair the Lien of the Security Instruments thereon and to

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

collect, receive, use, invest and dispose of the reversions, remainders, interest, rents, lease payments, issues, profits, revenues, proceeds and other income thereof.

Section 8.3. Release of Collateral.

      (a) Trustee shall not at any time release Collateral from the Liens created by this Indenture and the Security Instruments unless such release is
(i) in accordance with the provisions of this Indenture and the Security Instruments and the terms of the Subordination Agreement (Senior) or (ii) of Collateral (x) which is the subject of a Permitted Asset Sale or a sale otherwise permitted by the terms of the Loan Agreement or (y) upon which the Agent (as defined in the Loan Agreement) has released its Permitted Senior Indebtedness Liens.

      (b) The release of any Collateral from the Lien of the Security Instruments shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to this Indenture and the Security Instruments. To the extent applicable, Issuer shall cause TIA Section 314(d) relating to the release of property from the Lien of the Security Instruments and relating to the substitution therefor of any property to be subjected to the Lien of the Security Instruments to be complied with. Any certificate or opinion required by TIA Section 314(d) may be made by an Officer of Issuer, except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent person, which person shall be an independent engineer, appraiser or other expert selected or approved by Trustee in the exercise of reasonable care.

Section 8.4. Specified Releases of Collateral.

      (a) Satisfaction and Discharge. Issuer shall be entitled to obtain a full release of all of the Collateral from the Liens of this Indenture and of the Security Instruments upon compliance with the conditions precedent set forth in
Section 11.1 for satisfaction and discharge of this Indenture. Upon delivery by Issuer to Trustee of an Officers' Certificate and an Opinion of Counsel, each to the effect that such conditions precedent have been complied with, together with such documentation, if any, as may be required by the TIA (including, without limitation, Section 314(d) of the TIA) prior to the release of such Collateral has been provided to the Trustee, Trustee shall forthwith take all necessary action (at the request of and the expense of Issuer) to release and reconvey to Issuer without recourse all of the Collateral, and shall deliver such Collateral in its possession to Issuer including, without limitation, the execution and delivery of releases and satisfactions wherever required.

      (b) Dispositions of Collateral Permitted by Section 4.18. Issuer shall be entitled to obtain a release of, and Trustee shall release, items of Collateral (the "Released Interests")

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

subject to a Permitted Asset Sale upon compliance with the conditions precedent that Issuer shall have delivered to Trustee the following:

            (i) Company Order. A written request by the Issuer requesting release of Released Interests, such request (A) specifically describing the proposed Released Interests, (B) stating that the consideration to be received is at least equal to the Fair Market Value of the Released Interests on the date the agreement of sale was entered into ("Valuation Date"), (C) stating that either (i) the release of such Released Interests will not materially impair the value of the remaining Collateral or materially interfere with or impede Trustee's ability to realize the value of the remaining Collateral and will not materially impair the maintenance and operation of the remaining Collateral or (ii) the sale has been approved by 100% of the Issuer's Board of Directors, (D) confirming the sale of, or an agreement to sell, such Released Interests in a bona fide sale to a person that is not an Affiliate of Issuer, or in the event that such sale is to a person that is such an Affiliate, that such sale has been approved by 100% of the Issuer's Board of Directors, (E) certifying that such Permitted Asset Sale complies with the terms and conditions of this Indenture and (F) in the event that there is to be a substitution of property for the Collateral subject to the Permitted Asset Sale, specifying the property intended to be substituted for the Collateral to be disposed of;

            (ii) Officers' Certificate. An Officers' Certificate of Issuer certifying that (A) such sale covers only the Released Interests, (B) all proceeds from the sale of any of the Released Interests will be deposited and all Net Sale Proceeds from the sale of any of the Released Interests will be applied pursuant to Section 4.9, and (C) all conditions precedent to such release have been complied with; and


            (iii) Compliance with TIA and Section 8.1. All documentation required by the TIA (including, without limitation, Section 314(d) of the TIA), if any, prior to the release of Collateral by Trustee, and, in the event there is to be a substitution of property for the Collateral subject to the Permitted Asset Sale, all documentation required by the TIA to effect the substitution of such new Collateral and to subject such new Collateral to the Lien of the relevant Security Instruments, and all documents required by Section 8.1 hereof.

            (iv) Opinion of Counsel. An Opinion of Counsel stating that the documents that have been or are therewith delivered to Trustee in connection with such release conform to the requirements of this Indenture and that all conditions precedent herein provided for relating to such release have been complied with.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Upon compliance by Issuer with the conditions precedent set forth above, Trustee shall cause to be released and reconveyed to Issuer the Released Interest without recourse by executing a release in the form provided by Issuer.

      (c) Eminent Domain, Expropriation and Other Governmental Takings. Issuer shall be entitled to obtain a release of, and Trustee shall release, items of Collateral taken by eminent domain or expropriation or sold pursuant to the exercise by the United States of America or any State, municipality, province or other governmental authority thereof of any right which it may then have to purchase, or to designate a purchaser or to order a sale of, all or any part of the Collateral, upon compliance with the conditions precedent that Issuer shall have delivered to Trustee the following:

            (i) Officers' Certificate. An Officers' Certificate of Issuer certifying that (A) such Collateral has been taken by eminent domain or expropriation and the amount of the award therefor, or that such property has been sold pursuant to a right vested in the United States of America, or a State, municipality, province or other governmental authority thereof to purchase, or to designate a purchaser, or order a sale of such Collateral and the amount of the proceeds of such sale, and (B) all conditions precedent to such release have been complied with;

            (ii) Opinion of Counsel. An Opinion of Counsel to the effect that
      (A) such property has been lawfully taken by exercise of the right of eminent domain, or has been sold pursuant to the exercise of a right vested in the United States of America or a State, municipality, province or other governmental authority to purchase, or to designate a purchaser or order a sale of, such property, (B) in the case of any such taking by eminent domain, the award for such property has become final or an appeal therefrom is not advisable in the interests of Issuer or the Holders, (C) the documents that have been or are therewith delivered to Trustee in connection with such release conform to the requirements of this Indenture, and (D) all conditions precedent herein provided relating to such release have been complied with;

            (iii) Eminent Domain or Expropriation Award. Subject to the Subordination Agreement (Senior), cash equal to the amount of the award for such property or the Net Sale Proceeds shall be deposited with the Trustee and held subject to the disposition thereof pursuant to the Subordination Agreement (Senior); and

            (iv) Compliance with TIA. All documentation required by the TIA (including, without limitation, ss. 314(d) of the TIA), if any, prior to the release of Collateral by Trustee.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Upon compliance by Issuer with the conditions precedent set forth above, Trustee shall cause to be released and reconveyed to Issuer without recourse the aforementioned items of Collateral by executing a release in the form provided by Issuer.

Section 8.5. Disposition of Collateral Without Release.

      Notwithstanding the provisions of Section 8.4, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Issuer may, without any prior release or consent by Trustee, conduct ordinary course activities in respect of the Collateral which do not individually or in the aggregate adversely affect the value of the Collateral, including selling or otherwise disposing of, in any single transaction or series of related transactions, any property subject to the Lien of this Indenture or the Security Instruments which has become worn out or obsolete and which either has an aggregate Fair Market Value of $100,000 per year or less or which is replaced by property of substantially equivalent or greater value which becomes subject to the Lien of the Security Instruments as after-acquired property; abandoning, terminating, cancelling, releasing or making alterations in or substitutions of any leases or contracts subject to the Lien of this Indenture or any of the Security Instruments; surrendering or modifying any franchise, license or permit subject to the Lien of this Indenture or any of the Security Instruments which it may own or under which it may be operating; altering, repairing, replacing, changing the location or position of and adding to its structures, machinery, systems, equipment, fixtures, and appurtenances, provided, however that no change in the location of any such Collateral subject to the Lien of any of the Security Instruments shall be made which (1) removes such property into a jurisdiction in which any instrument required by law to preserve the Lien of any of the Security Instruments on such property, including all necessary financing statements and continuation statements, has not been recorded, registered or filed in the manner required by law to preserve the Lien of and security interest in any of the Security Instruments on such property,
(2) does not comply with the terms of this Indenture and the Security Instruments or (3) otherwise impairs the Lien of the Security Instruments; demolishing, dismantling, tearing down or scrapping any Collateral or abandoning any thereof if, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution delivered to the Trustee if it involves Collateral having a Fair Market Value in excess of $100,000) such demolition, dismantling, tearing down, scrapping or abandonment is in the best interests of the Company, will not interfere with or impede Trustee's ability to realize the value of the remaining Collateral and will not impair the maintenance and operation of the remaining Collateral, and the Fair Market Value and utility of the Collateral as an entirety, and the security for the Securities, will not thereby be otherwise impaired; granting a nonexclusive license of any intellectual property; and abandoning intellectual property which has become obsolete and not used in the business.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 8.6. Purchaser Protected.

      No purchaser or grantee of any property or rights purporting to be released herefrom shall be bound to ascertain the authority of Trustee to execute the release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority.

Section 8.7. Authorization of Actions To Be Taken by Trustee Under the Security
             Documents.

      Subject to the provisions of the Security Instruments and the Subordination Agreement (Senior), (a) Trustee may, in its sole discretion and without the consent of the Holders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Security Instruments and (ii) collect and receive any and all amounts payable in respect of the obligations of Issuer hereunder or thereunder and (b) Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any act that may be unlawful or in violation of the Security Instruments or this Indenture, and such suits and proceedings as Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of the Holders or of Trustee). Trustee is hereby expressly authorized to execute, deliver and perform its obligations under the Security Instruments. Except during the continuance of an Event of Default, Trustee shall not be required to take any action under this indenture or the Security Instruments that involves the exercise by it of discretion. Trustee may, however, take any such action upon the basis of, at the election of Trustee, either an Officers' Certificate or an Opinion of Counsel, or both, of Issuer stating the nature of the proposed action and that any such action is appropriate, necessary or advisable under the circumstances, complies with the Indenture and the Security Instruments and does not adversely affect the interests of the Holders; provided that the foregoing shall not limit the ability of Trustee to take action at its discretion in the absence of such an Officers' Certificate or Opinion of Counsel. Except during the continuance of an Event of Default, Trustee may refrain from taking any such action pending receipt of such Officers' Certificate and/or Opinion of Counsel, if so requested by it, and shall incur no liability to any person for failure to take any such action pending receipt thereof. Trustee shall be fully protected in acting on the basis of any such Officers' Certificate and/or Opinion of Counsel and shall incur no liability to any person arising out of any action taken on the basis thereof.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 8.8. Authorization of Receipt of Funds by Trustee Under the Security
             Documents.

      Trustee is authorized to receive any funds for the benefit of Holders distributed under the Security Instruments and, subject to the terms of the Subordination Agreement (Senior), to apply such funds as provided in this Indenture and the Security Instruments, and to make further distributions of such funds to the Holders in accordance with the other provisions of this Indenture.

                                   ARTICLE IX

                           MEETINGS OF SECURITYHOLDERS

Section 9.1. Purposes for Which Meetings May Be Called.

      A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article IX for any of the following purposes:

      (a) to give any notice to Issuer or to Trustee, or to give any directions to Trustee, or to waive or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article V;

      (b) to remove Trustee or appoint a successor Trustee pursuant to the provisions of Article VI;

      (c) to consent to an amendment, supplement or waiver pursuant to the provisions of Section 7.2; or

      (d) to take any other action (i) authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture, or authorized or permitted by law or (ii) which Trustee deems necessary or appropriate in connection with the administration of this Indenture.

Section 9.2. Manner of Calling Meetings.

      Trustee may at any time call a meeting of Holders to take any action specified in Section 9.1, to be held at such time and at such place in New York, New York or elsewhere

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

as Trustee shall determine. Notice of every meeting of Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by Trustee, first-class postage prepaid, to Issuer and to the Holders at their last addresses as they shall appear on the registration books of the Registrar not less than 10 nor more than 60 days prior to the date fixed for a meeting.

      Any meeting of Holders shall be valid without notice if the Holders of all Securities then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if Issuer, any Subsidiary and Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

Section 9.3. Call of Meetings by Issuer or Holders.

      In case at any time Issuer, pursuant to a Board Resolution, or the Holders of not less than 10% in aggregate principal amount of the Securities then outstanding shall have requested Trustee to call a meeting of Holders to take any action specified in Section 9.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then Issuer or the Holders in the amount above specified may determine the time and place in New York, New York or elsewhere for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in Section 9.2, or by causing notice thereof to be published at least once in each of two successive calendar weeks (on any Business Day during such week) in the Wall Street Journal (national edition) or such other newspaper or newspapers printed in the English language, customarily published at least five days a week of a general circulation in New York, New York, the first such publication to be not less than 10 nor more than 60 days prior to the date fixed for the meeting.

Section 9.4. Who May Attend and Vote at Meetings.

      To be entitled to vote at any meeting of Holders, a person shall (a) be a registered Holder of one or more Securities, or (b) be a person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of Trustee and its counsel and any representatives of Issuer and its counsel.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 9.5. Regulations May Be Made by Trustee; Conduct of the Meeting; Voting
             Rights; Adjournment.

      Notwithstanding any other provision of this Indenture, Trustee may make such reasonable regulations as it may deem advisable for any action by or any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think appropriate. Such regulations may fix a record date and time for determining the Holders of record of Securities entitled to vote at such meeting, in which case those and only those persons who are Holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting.

      Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by Issuer or by Holders as provided in Section 9.3, in which case Issuer or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote.

      At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman may adjourn any such meeting if he is unable to determine whether any Holder or proxy shall be entitled to vote at such meeting. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 9.2 or Section 9.3 may be adjourned from time to time by vote of the Holders of a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

Section 9.6. Voting at the Meeting and Record To Be Kept.

      The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of the Securities voted by the ballot. The

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in
Section 9.2 or published as provided in Section 9.3. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to Issuer and the other to Trustee to be preserved by Trustee, the latter to have attached thereto the ballots voted at the meeting.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 9.7. Exercise of Rights of Trustee or Holders May Not Be Hindered or
             Delayed by Call of Meeting.

      Nothing contained in this Article IX shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.

                                    ARTICLE X

                                  SUBORDINATION

Section 10.1. Securities Subordinated to Senior Indebtedness.

      Anything herein to the contrary notwithstanding, Issuer, for itself and its successors, and each Holder, by accepting a Security, agrees, that the payment of the principal of and interest on and premiums, penalties, fees and other liabilities (including, without limitation, liabilities in respect of any indemnity, reimbursement, compensation or contribution obligations, any breach of representation or warranty, or any rights of redemption or rescission under this Indenture or by law or otherwise) with respect to the Securities is

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

subordinated, to the extent and in the manner provided in the Subordination Agreement (Senior).

                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

Section 11.1. Satisfaction and Discharge of the Indenture.

      This Indenture will be discharged and will cease to be of further effect as to all outstanding Securities when:

      (a) all Securities theretofore authenticated and delivered (except lost, stolen or destroyed Securities which have been replaced or paid and Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to Issuer) have been delivered to Trustee for cancellation; or

      (b) (1) all Securities not theretofore delivered to Trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise and Issuer has irrevocably deposited or caused to be deposited with Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on the Securities not theretofore delivered to Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption;

            (2) Issuer has paid all sums payable by it under this Indenture; and

            (3) Issuer has delivered irrevocable instructions to Trustee to apply the deposited money toward the payment of the Securities at maturity or the redemption date, as the case may be.

Section 11.2. Conditions to Satisfaction and Discharge of the Indenture.

      Issuer shall deliver an Officers' Certificate and an Opinion of Counsel to Trustee stating that all conditions precedent to satisfaction and discharge have been complied with.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.1. TIA Controls.

      If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of Section 3.18(c) of the TIA, the imposed duties shall control.

Section 12.2. Notices.

      Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

      if to Issuer:

      Scott Cable Communications, Inc.
      Four Landmark Square, Suite 302
      Stamford, Connecticut  06901
      Attention:  Bruce A. Armstrong
                  Chief Executive Officer
      Telecopy No.:  (203) 325-3110

      Copy to:

      Baer Marks & Upham LLP
      805 Third Avenue
      New York, New York 10022
      Attention:  Stanley E. Bloch
      Telecopy No.:  (212) 702-5941

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      if to Trustee:

      Fleet National Bank
      Corporate Trust Department
      One Federal Street
      Boston, Massachusetts  02110
      Attention: Robert L. Bice
      Telecopier No.: (617) 346-5501

      Each of Issuer and Trustee, by written notice to each other such person, may designate additional or different addresses for notices to such person. Any notice or communication to Issuer and Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; the next business day, if sent via a national known overnight delivery service; when receipt is acknowledged, if telecopied; and upon receipt after mailing if sent by registered or certified mail, postage prepaid.

      Any notice or communication mailed to a Holder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

      Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

Section 12.3. Communications by Holders with Other Holders.

      Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture, the Security Instruments or the Securities. Issuer, Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

Section 12.4. Certificate and Opinion as to Conditions Precedent.

      Upon any request or application by Issuer to Trustee to take any action under this Indenture, Issuer shall furnish to Trustee:

            (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

            (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 12.5. Statements Required in Certificate or Opinion.

      Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 8.4, shall include:

            (1) a statement that the person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

Section 12.6. Rules by Trustee, Paying Agent, Registrar.

      Trustee may make reasonable rules for action by or at a meeting of Holders. Paying Agent or Registrar may make reasonable rules for its functions.

Section 12.7. Governing Law.

      THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF
NEW YORK. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Section 12.8. No Adverse Interpretation of Other Agreements.

      This Indenture may not be used to interpret another indenture, loan or debt agreement of any of Issuer or any Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 12.9. No Recourse Against Others.

      A director, officer, employee, stockholder or incorporator, as such, of Issuer shall not have any liability for any obligations of Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creations. Each Holder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

Section 12.10. Successors.

      All agreements of Issuer in this Indenture, the Security Instruments and the Securities shall bind their respective successors. All agreements of Trustee in this Indenture shall bind its successor.

Section 12.11. Duplicate Originals.

      All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

Section 12.12. Severability.

      In case any one or more of the provisions in this Indenture or in the Securities shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

Section 12.13. Actions by Trustee.

      Notwithstanding anything contained herein or in any Security Instrument to the contrary, Trustee shall have no obligation to foreclosure of any lien or to take any similar remedial undertaking with respect to any real property that comprises the Collateral unless and until Trustee shall be satisfied, in its sole discretion, with the indemnities provided herein

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

and/or any Security Instrument with respect to any and/or all liabilities Trustee may incur with respect to taking any such action.

Section 12.14. Notes Issued In Accordance With Plan.

      The Notes are the New Restructured Second Secured PIK Notes referred to in the Debtors' Second Amended Disclosure Statement and Second Amended Joint Plan of Reorganization dated October 31, 1996 and filed by the Issuer with the United States Bankruptcy Court for the District of Delaware, and the Notes are issued in accordance therewith.

Section 12.15. Deposit Agreement.

      Upon issuance, the Notes are intended to be held by Fleet National Bank, as Depositary pursuant to the Deposit Agreement of even date herewith by and among the Issuer and the Depositary. Reference is hereby made to such agreement for the terms and conditions of such holdings and the rights and remedies of the parties thereto in connection therewith.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                                   SIGNATURES

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

                              SCOTT CABLE COMMUNICATIONS, INC.


                              By: /s/ Bruce A. Armstrong
                                  ------------------------------------
                              Name:  Bruce A. Armstrong
                              Title: President


                              FLEET NATIONAL BANK
                              as Trustee


                              By: /s/ Robert L. Bice
                                  ------------------------------------
                              Name: Robert L. Bice
                              Title: Vice President

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                                                                       EXHIBIT A

The indebtedness evidenced hereby is subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the "Subordination Agreement (Senior)") dated as of December 18, 1996 Scott Cable Communications, Inc. ("Issuer"), Fleet National Bank, as Trustee under the 15% Senior Subordinated Pay-in-Kind Notes Indenture, Fleet National Bank, as Trustee under the 16% Junior Subordinated Pay-in-Kind Note Indenture, and FINOVA Capital Corporation ("FINOVA"), to the indebtedness (including interest) owed by Issuer to the holders of all of the notes issued pursuant to that certain Loan Agreement dated as of December 18, 1996 between Issuer and FINOVA, as such Loan Agreement has been and hereafter may be amended, modified, supplemented or restated from time to time; and each holder hereof, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement (Senior).

                        SCOTT CABLE COMMUNICATIONS, INC.
                    15% Senior Subordinated Pay-in-Kind Notes
                               due March 18, 2002

No.                            $

Scott Cable Communications, Inc., a Texas corporation ("Issuer," which term includes any successor entity), for value received promises to pay to _____________________ or registered assigns, the principal sum of dollars, on March 18, 2002.

      Interest payment dates:  June 18 and December 18 commencing June 18, 1997.

      Record dates:  May 18 and November 18.

      Reference is made to the further provisions of this security contained herein, which will for all purposes have the same effect as if set forth at this place.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      IN WITNESS WHEREOF, Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:  December 18, 1996

                              SCOTT CABLE COMMUNICATIONS, INC.


                              By: ____________________________________
                              Name:  Bruce A. Armstrong
                              Title: President

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      This is one of the Securities described in the within-mentioned Indenture.

Dated:  December 18, 1996


                              FLEET NATIONAL BANK
                              as Trustee


                              _________________________________________
                              By:
                              Title:

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                        SCOTT CABLE COMMUNICATIONS, INC.

                  15% Senior Subordinated Pay-in-Kind Debenture
                               due March 18, 2002

1. Interest.

      Scott Cable Communications, Inc., a Texas corporation ("Issuer"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Issuer shall issue additional Securities ("Secondary Securities") in payment of any and all of the interest due on any Interest Payment Date or, at the option of the Issuer, such interest may be made in cash. Each issuance of Secondary Securities for the payment of interest on the Securities shall be made pro rata with respect to the outstanding Securities. Any such Secondary Securities shall be governed by the Indenture and shall be subject to the same terms (including the maturity date and the rate of interest from time to time payable thereon) as this Security (except, as the case may be, with respect to the title, issuance date and aggregate principal amount). The term Securities shall include the Secondary Securities that may be issued under the Indenture.

      Issuer will pay interest semi-annually in arrears on June 18 and December 18 of each year (the "Interest Payment Date"), commencing June 18, 1997. Interest on this Security will accrue from the date of issuance or from the most recent date to which interest has been paid. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

      Issuer shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by the Securities.

2. Method of Payment.

      Issuer shall pay interest on the Securities to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender") (or, pursuant to Paragraph 1 hereof, in Secondary Securities). However, Issuer may pay principal and interest by its check payable in such U.S. Legal Tender or by wire transfer of federal funds (or, pursuant to Paragraph 1 hereof, in Secondary Securities). Issuer may

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                                                                       INDENTURE
                                                       (15% Senior Subordinated)

deliver any such interest payment to Paying Agent or to a Holder at the Holder's registered address.

3. Paying Agent and Registrar.

      Initially, FLEET NATIONAL BANK (the "Trustee"), will act as Paying Agent and Registrar. Issuer may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. Issuer or any Subsidiary may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4. Indenture.

      Issuer issued the Securities under an Indenture, dated as of December 18, 1996 (the "Indenture"), between Issuer and Trustee. This Security is one of a duly authorized issue of Securities of Issuer designated as its 15% Senior Subordinated Pay-in-Kind Notes due 2002. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are secured obligations of Issuer limited in aggregate principal amount to $49,500,000, except for Secondary Securities and except as otherwise provided in the Indenture.

5. Redemption.

      The Securities may be redeemed in accordance with Article III and Section
4.9 of the Indenture.

6. Notice of Redemption.

      Notice of redemption will be mailed at least 10 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address.

      Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

Paying Agent for redemption on such Redemption Date, then, unless Issuer defaults in the payment of such Redemption Price, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

7. Limitation on Disposition of Assets.

      Under certain circumstances Issuer is required to apply the net proceeds from Permitted Asset Sales to the repayment of Indebtedness of Issuer.

8. Subordination.

      The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture and the Subordination Agreement (Senior), to the prior payment in full of Senior Indebtedness of Issuer whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder, by accepting a Security, agrees to such subordination and authorizes Trustee to give it effect.

9. Denominations; Transfer; Exchange.

      The Securities are in registered form and without coupons. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption. No service charge shall be made for any transfer, registration or exchange, but Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, but not for any exchange pursuant to
Section 2.10 or 3.6 of the Indenture.

10. Persons Deemed Owners.

      The registered Holder of a Security shall be treated as the owner of it for all purposes.

11. Unclaimed Money.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      If money for the payment of principal or interest remains unclaimed for one year, Trustee and Paying Agents will pay the money back to Issuer at its request. After that, all liability of Trustee and such Paying Agents with respect to such money shall cease.

12. Discharge Prior to Redemption or Maturity.

      If Issuer at any time deposits with Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, Issuer will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding its obligation to pay the principal of and interest on the Securities).

13. Amendment; Supplement; Waiver.

      Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount, as the case may be, of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, comply with Article Five of the Indenture or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

14. Successors.

      When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

15. Defaults and Remedies.

      If an Event of Default occurs and is continuing, Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. Trustee is not obligated to enforce the Indenture or the Securities unless it has

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct Trustee in its exercise of any trust or power. Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

16. Trustee Dealings with Issuer.

      Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with Issuer, its Subsidiaries or their respective Affiliates as if it were not Trustee.

17. No Recourse Against Others.

      No stockholder, director, officer, employee or incorporator, as such, of Issuer shall have any liability for any obligation of Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18. Authentication.

      This Security shall not be valid until Trustee or authenticating agent manually signs the certificate of authentication on this Security.

19. Governing Law.

      The Laws of the State of New York shall govern this Security and the Indenture.

20. Abbreviations and Defined Terms.

      Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

21. CUSIP Numbers.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, Issuer will cause CUSIP numbers to be printed on the Securities immediately prior to the qualification of the Indenture under the TIA as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22. Indenture.

      Each Holder, by accepting a Security, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

      Issuer will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to:

            John Flanagan
            Chief Financial Officer
            Scott Cable Communications, Inc.
            Four Landmark Square, Suite 302
            Stamford, Connecticut  06901

23. Certain Information Obligations.

      To the extent permitted by applicable law or regulation, whether or not Issuer is subject to the requirements of Section 13 or 15(d) of the Exchange Act, Issuer shall file with the SEC all quarterly and annual reports and such other information, documents or other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) required to be filed pursuant to such provisions of the Exchange Act. Issuer shall file with Trustee copies of the quarterly and annual reports and the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that it is required to file with the SEC pursuant to the Indenture. At any time when Issuer is not permitted by applicable law or regulations to file the aforementioned reports, Issuer shall furnish Trustee and the Holders with the information that Issuer would have had to provide to the SEC if Issuer had been subject to Section 13 or 15(d) of the Exchange Act.

24. Issuer Indebtedness.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

      Each Holder acknowledges that Issuer is the sole obligor of the Securities and no Subsidiary of Issuer is a co-obligor or a guarantor of the Securities.

                                                                       INDENTURE
                                                       (15% Senior Subordinated)

                              {FORM OF ASSIGNMENT}


I or we assign this Security to

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________
  (Print or type name, address and zip code of assignee)

Please insert Social Security or other
  identifying number of assignee


_________________________________________


and irrevocably appoint _______________________ agent to transfer this Security on the books of Issuer. The agent may substitute another to act for him.


Dated:                  Signed:


_________________________________________________________________
(Sign exactly as your name appears on the front of this Security)

Signature Guarantee: ____________________________________________